SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[ X ] Definitive Proxy Statement

[   ] Definitive additional materials.

[  ] Soliciting material under Rule 14a-12.

SVC FINANCIAL SERVICES, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

SVC FINANCIAL SERVICES, INC.

 235 Montgomery Street, Suite 956

San Francisco, California 94104

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SVC Financial Services, Inc., a Colorado corporation (the "Company"), will be held on September 29, 2005 at 1:30 p.m. local time at 235 Montgomery Street, Suite 956, San Francisco, California 94104 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Five (5) Directors to the Company's Board of Directors, each to serve a term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Christopher Haigh, Harvey Bornstein, Robert Gold, M. Yaqub Mirza, Inder Singh and to elect Robert Gold as Chairman.

     2.    To amend the Company's Articles of Incorporation in order to increase the number of common shares authorized for issuance from 50,000,000 to 150,000,000.

     3.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on August 15, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on August 15, 2005 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended September 30, 2004, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              _____________________________________

                                                                              CHRISTOPHER HAIGH

                                                                              President and Chief Executive Officer

San Francisco, California

August 5, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

SVC FINANCIAL SERVICES, INC.

 235 Montgomery Street, Suite 956

San Francisco, California 94104

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2005

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SVC FINANCIAL SERVICES, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on September 29, 2005 at 1:30 p.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 235 Montgomery Street, Suite 956, San Francisco, California 94104. The Company's telephone number is (866) 370-9600.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended September 30, 2004 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about August 20, 2005. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended September 30, 2004, as filed with the Securities and Exchange Commission. Please contact the Company at 235 Montgomery Street, Suite 956, San Francisco, California 94104, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on August 15, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date approximately 33,858,732 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement; and (ii) FOR the approval of the amendment to the Company's Articles of Incorporation increasing the authorized shares of common stock to 150,000,000. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

NAME	POSITION HELD	SHARES OWNED	PERCENTAGE
Singh, Inder*	Director	6,963,234	22.63%
Denoff, Douglas		4,000,000	13.00%
Mirza, Yaqub*	Director	2,836,366	9.22%
Gold, Robert	Director, Chairman-Nominee	3,363,167	10.93%
Haigh, Christopher	Director, CEO	1,242,582	4.04%
Hartkemeier, Leonard D.	Director	129,855	0.42%
Bornstein, Harvey W.	Director	60,001	0.19%
Officers and Directors as a group:		17,828,517	57.94%

* Includes shares beneficially owned by these shareholders, directly and indirectly

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has five (5) members. The Company's management recommends the five (5) Directors listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the five (5) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for a term of one (1) year, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

NAME	POSITION	HELD POSITION SINCE
Robert Gold	Director
Harvey Bornstein	Director	November 5, 2003
Christopher Haigh	President/CEO/Director	September 12, 2003
M. Yaqub Mirza	Director	September 12, 2003
Inder Singh	Director	September 12, 2003

Note: All the directors must stand for election at this years Annual General Meeting.

Christopher Haigh,  54,  is currently the President of the Tyburn Group, which provides marketing and management services to entertainment and communications companies, since 1986.  Mr. Haigh has been creative director and department head at Transcom Software and an executive at MSH Entertainment from 1996 to 1999.  During 2000, he led marketing initiatives at ePIT systems and Chuckwalla.  He has founded two companies: East End Communications in 1981 and eCurator.com in 1999.  He is a graduate of Oxford University and the Central School of Drama in London.

M. Yaqub Mirza, 57.  Dr. Mirza has served as a director of Linuxworks, Inc. since 1992.  Since June 1998, Dr. Mirza served as President and Chief Executive Officer of Sterling Management Group, a business development and management consulting services company.  Since March 1995, Dr. Mirza has served as President and Chief Executive Officer of MarJac Investments, an international investment firm, and served as it Executive Vice-President from April 1997 to March 1995.  Dr. Mirza also serves as Chairman of the Board of Directors of Jugos Concentrados, a Chilean manufacturer of juice concentrates and as Trustee and Chairman of Amana Mutual Funds Trust.  Dr. Mirza holds a B.S. in Physics and Mathematics from the University of Punjab, Pakistan, a M.S. in Physics from the University of Karachi, Pakistan and a Ph.D. in Physics and M.A. in Teaching Science from the University of Texas at Dallas.

Inder Singh, 59. Mr. Singh is Chairman, CEO and President of LynuxWorks.  Mr. Singh founded and served as Chief Executive Officer  of Excelan, a local area network, or LAN, company from May 1982 to April 1985.  In April 1997, Mr. Singh co-founded Kalpana, a Lan switch company.  Mr. Singh currently serves as Chairman and President of the Embedded Linux Consortium.  Mr. Singh holds a B.S. in Electrical Engineering from the Indian Institute of Technology, Delhi, India, an M.S. in Electrical Engineering and Computer Science from Polytechnic Institute of New York and a Ph.D. in computer science from Yale University.

Harvey Bornstein, 65, has been the owner of Bornstein & Associates from 1985 to the present and has served continuously as its Chief Executive Officer.  The Company provides management consulting and financial guidance to small, rapidly-growing high-technology companies.  Mr. Bornstein graduated from the University of Southern California in 1963 with a B.S. in Finance and Real Estate.

Robert Gold, 54, is a small business entrepreneur, President of Esquire Executive Suites, from 1991 through present, and the Managing member of Radio Call Acquisition, LLC, a paging and answering service.  Mr. Gold holds a BA from the University of California-Berkeley (1973) and an MBA from the University of Southern California (1976) and worked with Price Waterhouse as an auditor for several years before starting his independent business enterprises.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending September 30, 2004, the Board of Directors held a total of 3 meetings and approved 11 Actions by Written Consent. During that time, no incumbent Director attended fewer than 100% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently no committees of the Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. The entire Board of Directors of SVC Financial Services, Inc. serves as the Company's Audit Committee.  As of September 30, 2004, our Board of Directors has designated one audit committee financial expert as that term is defined in Item 401(e)(2) of Regulation S-B.  Charles L. Nuzum serves as the audit committee financial expert for the Company.  Nuzum is not an independent director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF DIRECTORS

The Company has a contract with the Tyburn Group to provide Christopher Haigh, an employee of Tyburn Group, as the Chief Executive Officer of the Company. The contract provides for  $225,000 of current and deferred compensation Haigh as well as options for 1,000,000 shares of the Company at an exercise price of $.05 per share and a performance based bonus, with a potential grant of 3,000,000 options under consideration by the Company's Board of Directors.

The Company has no other material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company's Directors or Executive Officers other than mentioned above for Christopher Haigh. The Company has no stock option or other long-term compensation program other than mentioned above for Christopher Haigh.

During fiscal 2004, no funds were set aside or accrued by the Company to provide pension, retirement or similar benefits for Directors or Executive Officers.

The Company has no plans or arrangements in respect of remuneration received or that may be received by Executive Officers of the Company in Fiscal 2004 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

The Company's only written employment agreements is that with the Tyburn Group mentioned above.

Other than that disclosed above, no compensation was paid during Fiscal 2004 to any of the officers or directors of the Company to the extent that they were compensated in excess of $60,000.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to September 30, 2004, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that most, if not all, transactions were timely reported and the Company will undertake to assist the subject persons to file the necessary forms in the future. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Annual Compensation			Long-Term Compensation			All Other Compensation ($) (i)
		Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards		Payouts
					Restricted Stock Award(s) ($) (f)	Securities Underlying Options/SARs (#) (g)	LTIP Payouts ($) (h)
William Doehne	2004	0	0	0	0	0	0	0
Former President	2003	0	0	0	0	0	0	0
	2002	15,000	0	0	0	0	0	0
Christopher Haigh	2004	225,000	0	0	0	0	0	0
President/CEO/Director	2003	37,500	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
M. Yaqub Mirza	2004	0	0	0	0	0	0	0
Director	2003	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
Inder Singh	2004	0	0	0	0	0	0	0
Director	2003	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
Harvey Bornstein	2004	0	0	0	0	0	0	0
Director	2003	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
Len Hartkemeier	2004	0	0	0	0	0	0	0
Director	2003	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
Coya Cady	2004	0	0	0	0	0	0	0
Former Secretary/Treas.	2003	0	0	0	0	0	0	0
	2002	12,500	0	0	0	0	0	0

OPTION GRANTS IN FISCAL YEAR 2005

          The following table provides the specified information concerning unexercised options held as of September 30, 2004, by the persons named in the Summary

          Compensation Table:

			Number of Securities Underlying Options at 6/30/05		Value of Unexercised in the Money Options at 6/30/05
Name	Shares Acquired on Exercise	Value Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher Haigh	0	N/A	1,000,000	0	$ 200,000	0
Yaqub Mirza	0	N/A	250,000	0	50,000	0
Len Hartkemeier	0	N/A	37,500	0	7,500	0
Douglas Denoff	0	N/A	11,400	0	2,280	0

T

        EMPLOYMENT AGREEMENTS

The Company has a contract with the Tyburn Group to provide Christopher Haigh, an employee of Tyburn Group, as the Chief Executive Officer of the Company. The contract provides for $225,000 of current and deferred compensation Haigh as well as options for 1,000,000 shares of the Company at an exercise price of $.05 per share, with a potential grant of 3,000,000 options under consideration by the Company's Board of Directors.

CERTAIN TRANSACTIONS

In September 2003 the Company sold ninety-five percent (95%) of its wholly owned subsidiary, Contractor's Directory, Inc. to the former CEO of the Company for $5,000 and assumption of all corporate debts related to Contractor's Directory, Inc.

A major shareholder provides legal services to the Company. The charges for such legal services amounted to approximately $152,000 and none for the years ended September 30, 2004 and 2003 respectively.  Approximately $57,000 was due this shareholder at September 30, 2004.

Two directors provide marketing and business consulting services to the Company. The charges for such marketing and business consulting services amounted to $57,200 and $9,300 for the nine months ended September 30, 2004 and 2003 respectively. Amounts due these directors amounted to $49,200 and $25,400 at September 30, 2004 and 2003, respectively and are included in accounts payable and accrued expenses.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY TO 150,000,000

The Company's total number of authorized common shares as of the date of this statement is 50,000,000. If all shares of Common Stock which have been reserved for issuance for various acquisitions and financing arrangements are issued, the Company will have a total of slightly over 52,000,000 shares of Common Stock issued and outstanding.  This may prevent the Company from pursuing further acquisition and financing arrangements.  The Board of Directors, therefore, proposes an increase to the number of authorized shares of common stock from 50,000,000 to 150,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in the future. The Company is contemplating the advisability of acquiring other companies or rights to properties or strategic alliances with third parties (each a "Strategic Transaction"). In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

If this proposal is approved by the shareholders at the Annual Meeting, upon filing of the Amendment with the Secretary of State of the State of Colorado, the Company will have 150,000,000 authorized shares of Common Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2005 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on August 28, 2005, together with written notice of the shareholder's intention to present a proposal for action at the 2005 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2005 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               _____________________________

                                                               CHRISTOPHER HAIGH

                                                               President and Chief Executive Officer

San Francisco, California

August 5, 2005

PROXY

SVC FINANCIAL SERVICES, INC.

 235 Montgomery Street, Suite 956

San Francisco, California 94104

PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SVC FINANCIAL SERVICES, INC., a Colorado corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 20, 2005, and revoking all prior proxies, hereby appoints CHRISTOPHER HAIGH  as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Shareholders of SVC FINANCIAL SERVICES, INC., to be held on September 29, 2005, at 1:30 p.m. local time, at 235 Montgomery Street, Suite 956, San Francisco, California 94104 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: Christopher Haigh, Harvey Bornstein, Robert Gold, M. Yaqub Mirza, Inder Singh and _________________.

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

2. To approve an amendment to the Company's Articles of Incorporation increasing the total number of authorized common shares of the Company to 150,000,000.

          [ ] For [ ] Against [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 1 and 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 1, AND 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________